UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05202

The Dreyfus Laurel Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	8/31
Date of reporting period:	2/29/2016

The following N-CSR relates only to the Registrant's series listed below and does not affect the other series of the Registrant, which have a different fiscal year ends and, therefore, different N-CSR reporting requirements.  A separate N-CSR Form will be filed for these series, as appropriate.

The Dreyfus/Laurel Funds, Inc.

-          Dreyfus Core Equity Fund

-          Dreyfus Floating Rate Income Fund

FORM N-CSR

Item 1.       Reports to Stockholders.

Dreyfus Core Equity Fund

SEMIANNUAL REPORT February 29, 2016

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus Core Equity Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Core Equity Fund, covering the six-month period from September 1, 2015, through February 29, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The reporting period was a time of varied and, at times, conflicting economic influences. On one hand, the U.S. economy continued to grow as domestic labor markets posted significant gains, housing markets recovered, and lower fuel prices put cash in consumers’ pockets. Indeed, these factors, along with low inflation, prompted the Federal Reserve Board in December to raise short-term interest rates for the first time in nearly a decade.

On the other hand, the global economy continued to disappoint, particularly in China and other emerging markets, when reduced industrial demand and declining currency values sparked substantial declines in commodity prices. These developments proved especially challenging for financial markets in January and early February: stocks and riskier sectors of the bond market fell sharply before later recovering a portion of their losses. In contrast, longer term U.S. government securities gained valued during the ensuing flight to quality.

While market volatility may persist over the foreseeable future until global economic sentiment improves, we recently have seen signs of stabilizing commodity prices and continued strength in the U.S. economy. Still, we expect wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets over the months ahead, suggesting that selectivity may be an important determinant of investment success. We encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona

President

The Dreyfus Corporation

March 15, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2015, through February 29, 2016, as provided by Fayez Sarofim, Portfolio Manager of Fayez Sarofim & Co., Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended February 29, 2016, Dreyfus Core Equity Fund’s Class A shares produced a total return of -0.77%, Class C shares returned -1.09%, and Class I shares returned -0.61%.1 For the same period, the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index® (“S&P 500 Index”), produced a -0.93% total return.2

Equities generally posted moderately negative total returns over the reporting period amid persistent global economic concerns. Beneficial allocations and security selections across several market sectors helped the fund's relative performance in comparison to the benchmark.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets in common stocks of U.S. and foreign companies with market capitalizations exceeding $5 billion at the time of purchase, including multinational companies.

In choosing stocks, the fund first identifies economic sectors that it believes will expand over the next three to five years or longer. Using fundamental analysis, the fund then seeks companies within these sectors that have dominant positions in their industries and that have demonstrated sustained patterns of profitability, strong balance sheets, and expanding global presence and the potential to achieve predictable, above-average earnings growth. The fund is also alert to companies that it considers undervalued in terms of current earnings, assets, or growth prospects.

The fund employs a “buy-and-hold” investment strategy, which generally has resulted in an annual portfolio turnover of below 15%.3 As a result, the fund invests for long-term growth rather than short-term profits.

Market Performance Constrained by Economic Headwinds

The S&P 500 Index’s mildly negative return belied extreme market volatility during the reporting period. The benchmark sold off sharply in late September but recovered rapidly in October. After trading in a narrower band through year-end, the S&P 500 Index declined steeply over the first six weeks of 2016 before rallying in the latter half of February.

Numerous headwinds buffeted the financial markets over the reporting period. A long-awaited interest rate hike by the Federal Reserve Board (the “Fed”) in mid-December was quickly followed by renewed worries about the health of the U.S. economy and talk of a policy mistake. Weakness in corporate profits, a continued decline in oil prices, a strong U.S. dollar, financial strains in emerging markets, and the rise of political populism in the U.S. and Europe were among the factors that spurred increased risk aversion. Consequently, the more defensive sectors of the S&P 500 Index—telecommunication services, utilities, and consumer staples—ranked among the market’s stronger industry groups. Energy remained the weakest sector in the benchmark, followed by financials.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Allocation and Selection Strategies Supported Fund Results

The primary positive contributor to the fund’s relative performance was a substantially overweighted allocation to the consumer staples sector. This positive allocation effect was amplified by an emphasis on tobacco and beverage stocks. Favorable stock selections in the energy sector also supported relative results, more than offsetting the impact of overweighted exposure to this relatively weak sector. The fund benefited from our focus on integrated oil companies, which generally fared better than their less diversified, more financially vulnerable industry peers. Underweighted and selectively focused representation in the lagging financials sector also proved advantageous. In the consumer discretionary sector, McDonald’s and Nike each generated double-digit gains.

Positions in the fund making the largest contributions to returns were Philip Morris International, Altria Group, Coca-Cola Company, SABMiller, ExxonMobil, Chubb, and Estée Lauder Companies. The largest detractors included Apple, ConocoPhillips, American Express, AbbVie, Abbott Labs, JPMorgan Chase, and State Street.

Multinationals Well Positioned to Cushion Volatility

We expect equity markets over the foreseeable future to confront many of the same obstacles encountered during the reporting period. Now that the Fed has taken the first step to normalize rates, debate will focus on the appropriate pace and magnitude of subsequent increases. Concerns about global growth appear likely to persist, and markets may remain sensitive to international developments. Nonetheless, strengthening consumer spending, solid employment gains, and more stimulative fiscal policies ahead of the presidential election suggest that a growing U.S. economy can support moderately higher stock prices.

Furthermore, conditions seem to be unfolding that could reward the fund’s strategic emphasis on multinational companies. Their scale and competitive advantages generally give these companies more options to protect their margins and absorb higher labor and interest costs. Moreover, solid balance sheets and strong recurring cash flows may enable them to continue to fund their growth initiatives, increase dividends, and maintain share repurchases as interest rates rise. Finally, the quality metrics of the multinationals held by the fund can help buffer the impact of ongoing market turbulence in an uncertain market environment.

March 15, 2016

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

3 Portfolio turnover rates are subject to change. Portfolio turnover rates alone do not automatically result in high or low distribution levels. There can be no guarantee that the fund will generate any specific level of distributions annually.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Core Equity Fund from September 1, 2015 to February 29, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 29, 2016

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 6.69	$ 10.39	$ 5.45
Ending value (after expenses)	$992.30	$989.10	$993.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 29, 2016

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 6.77	$ 10.52	$ 5.52
Ending value (after expenses)	$1,018.15	$1,014.42	$1,019.39

† Expenses are equal to the fund's annualized expense ratio of 1.35% for Class A, 2.10% for Class C and 1.10% for Class I, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS

February 29, 2016 (Unaudited)

Common Stocks - 98.4%	Shares	Value ($)
Banks - 1.7%
Wells Fargo & Co.	76,450	3,587,034
Capital Goods - .9%
United Technologies	19,800	1,913,076
Consumer Durables & Apparel - 1.3%
NIKE, Cl. B	45,920	2,828,213
Consumer Services - 1.5%
McDonald's	26,700	3,128,973
Diversified Financials - 10.2%
American Express	53,500	2,973,530
BlackRock	16,500	5,147,340
Intercontinental Exchange	9,200	2,193,832
JPMorgan Chase & Co.	94,325	5,310,498
State Street	41,350	2,265,153
Visa, Cl. A	46,750	3,384,233
		21,274,586
Energy - 9.9%
California Resources	5,240	2,945
Chevron	72,800	6,074,432
ConocoPhillips	77,300	2,615,059
Exxon Mobil	101,310	8,119,996
Occidental Petroleum	55,750	3,836,715
		20,649,147
Food & Staples Retailing - 2.1%
Walgreens Boots Alliance	45,450	3,587,823
Whole Foods Market	23,800	745,178
		4,333,001
Food, Beverage & Tobacco - 21.4%
Altria Group	130,375	8,027,189
Coca-Cola	191,950	8,278,803
Nestle, ADR	85,780	5,992,591
PepsiCo	44,300	4,333,426
Philip Morris International	160,550	14,614,866
SABMiller	60,350	3,506,374
		44,753,249
Health Care Equipment & Services - 2.2%
Abbott Laboratories	116,850	4,526,769

6

Common Stocks - 98.4% (continued)	Shares		Value ($)
Household & Personal Products - 3.6%
Estee Lauder, Cl. A	54,500		4,977,485
Procter & Gamble	32,550		2,613,439
			7,590,924
Insurance - 2.9%
Chubb	53,000		6,123,090
Materials - 1.5%
Praxair	31,700		3,226,743
Media - 7.6%
Comcast, Cl. A	71,400		4,121,922
McGraw-Hill Financial	25,300		2,270,422
Twenty-First Century Fox, Cl. A	128,200		3,463,964
Walt Disney	62,350		5,955,672
			15,811,980
Pharmaceuticals, Biotechnology & Life Sciences - 10.4%
AbbVie	113,600		6,203,696
Celgene	13,800	[a]	1,391,454
Gilead Sciences	31,250		2,726,563
Novo Nordisk, ADR	114,200		5,869,880
Roche Holding, ADR	173,850		5,571,893
			21,763,486
Semiconductors & Semiconductor Equipment - 4.4%
ASML Holding	25,750		2,343,765
Texas Instruments	118,900		6,304,078
Xilinx	14,250		672,885
			9,320,728
Software & Services - 6.4%
Automatic Data Processing	12,635		1,070,058
Facebook, Cl. A	45,700	[a]	4,886,244
Microsoft	93,380		4,751,174
Oracle	57,550		2,116,689
VeriSign	5,900	[a,b]	498,491
			13,322,656
Technology Hardware & Equipment - 7.4%
Alphabet, Cl. C	4,030	[a]	2,812,013
Apple	119,650		11,568,958
QUALCOMM	23,050		1,170,710
			15,551,681
Transportation - 3.0%
Canadian Pacific Railway	29,700		3,599,343

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks - 98.4% (continued)	Shares		Value ($)
Transportation - 3.0% (continued)
Union Pacific	32,950		2,598,437
			6,197,780
Total Common Stocks (cost $118,416,856)			205,903,116
Other Investment - 1.2%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $2,454,213)	2,454,213	[c]	2,454,213
Investment of Cash Collateral for Securities Loaned - .0%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund (cost $132,000)	132,000	[c]	132,000
Total Investments (cost $121,003,069)	99.6%		208,489,329
Cash and Receivables (Net)	.4%		734,783
Net Assets	100.0%		209,224,112

ADR—American Depository Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At February 29, 2016, the value of the fund’s securities on loan was $126,735 and the value of the collateral held by the fund was $132,000.

c Investment in affiliated money market mutual fund.

8

Portfolio Summary (Unaudited) †	Value (%)
Food, Beverage & Tobacco	21.4
Pharmaceuticals, Biotechnology & Life Sciences	10.4
Diversified Financials	10.2
Energy	9.9
Media	7.6
Technology Hardware & Equipment	7.4
Software & Services	6.4
Semiconductors & Semiconductor Equipment	4.4
Household & Personal Products	3.6
Transportation	3.0
Insurance	2.9
Health Care Equipment & Services	2.2
Food & Staples Retailing	2.1
Banks	1.7
Consumer Services	1.5
Materials	1.5
Consumer Durables & Apparel	1.3
Money Market Investments	1.2
Capital Goods	.9
99.6

† Based on net assets.

See notes to financial statements.

9

STATEMENT OF ASSETS AND LIABILITIES

February 29, 2016 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $126,735)—Note 1(b):
Unaffiliated issuers	118,416,856	205,903,116
Affiliated issuers	2,586,213	2,586,213
Receivable for investment securities sold		1,065,692
Dividends and securities lending income receivable		499,915
Receivable for shares of Common Stock subscribed		36,053
		210,090,989
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		269,325
Cash overdraft due to Custodian		148,470
Payable for shares of Common Stock redeemed		315,169
Liability for securities on loan—Note 1(b)		132,000
Interest payable—Note 2		272
Accrued expenses		1,641
		866,877
Net Assets ($)		209,224,112
Composition of Net Assets ($):
Paid-in capital		111,910,366
Accumulated undistributed investment income—net		102,191
Accumulated net realized gain (loss) on investments		9,725,295
Accumulated net unrealized appreciation (depreciation) on investments		87,486,260
Net Assets ($)		209,224,112

Net Asset Value Per Share	Class A	Class C	Class I
Net Assets ($)	75,141,964	91,535,408	42,546,740
Shares Outstanding	4,358,179	5,437,042	2,405,247
Net Asset Value Per Share ($)	17.24	16.84	17.69

See notes to financial statements.

10

STATEMENT OF OPERATIONS

Six Months Ended February 29, 2016 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $10,566 foreign taxes withheld at source):
Unaffiliated issuers	2,731,233
Affiliated issuers	585
Income from securities lending—Note 1(b)	2,469
Total Income	2,734,287
Expenses:
Management fee—Note 3(a)	1,304,005
Distribution/Service Plan fees—Note 3(b)	614,134
Directors’ fees—Note 3(a,c)	8,347
Loan commitment fees—Note 2	1,970
Interest expense—Note 2	1,623
Total Expenses	1,930,079
Less—Directors’ fees reimbursed by Dreyfus—Note 3(a)	(8,347)
Net Expenses	1,921,732
Investment Income—Net	812,555
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	11,359,754
Net unrealized appreciation (depreciation) on investments	(12,713,493)
Net Realized and Unrealized Gain (Loss) on Investments	(1,353,739)
Net (Decrease) in Net Assets Resulting from Operations	(541,184)

See notes to financial statements.

11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015
Operations ($):
Investment income—net	812,555	3,022,217
Net realized gain (loss) on investments	11,359,754	34,483,936
Net unrealized appreciation (depreciation) on investments	(12,713,493)	(56,445,849)
Net Increase (Decrease) in Net Assets Resulting from Operations	(541,184)	(18,939,696)
Dividends to Shareholders from ($):
Investment income—net:
Class A	(576,934)	(1,273,822)
Class C	(275,294)	(544,444)
Class I	(405,064)	(1,154,384)
Net realized gain on investments:
Class A	(12,546,421)	(5,483,578)
Class C	(15,041,329)	(6,574,827)
Class I	(7,217,545)	(4,397,102)
Total Dividends	(36,062,587)	(19,428,157)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	4,525,954	7,128,904
Class C	8,431,515	8,317,639
Class I	5,985,668	23,732,192
Dividends reinvested:
Class A	10,475,805	5,374,642
Class C	7,195,538	3,353,732
Class I	5,142,396	4,197,288
Cost of shares redeemed:
Class A	(16,447,041)	(40,427,365)
Class C	(16,485,356)	(28,298,956)
Class I	(17,791,930)	(45,327,656)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(8,967,451)	(61,949,580)
Total Increase (Decrease) in Net Assets	(45,571,222)	(100,317,433)
Net Assets ($):
Beginning of Period	254,795,334	355,112,767
End of Period	209,224,112	254,795,334
Undistributed investment income—net	102,191	546,928

12

	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015
Capital Share Transactions (Shares):
Class A
Shares sold	239,231	322,057
Shares issued for dividends reinvested	566,001	241,097
Shares redeemed	(875,330)	(1,823,168)
Net Increase (Decrease) in Shares Outstanding	(70,098)	(1,260,014)
Class C
Shares sold	465,881	382,299
Shares issued for dividends reinvested	397,960	153,110
Shares redeemed	(882,439)	(1,309,339)
Net Increase (Decrease) in Shares Outstanding	(18,598)	(773,930)
Class I
Shares sold	313,847	1,031,251
Shares issued for dividends reinvested	271,013	184,168
Shares redeemed	(919,127)	(2,020,601)
Net Increase (Decrease) in Shares Outstanding	(334,267)	(805,182)

See notes to financial statements.

13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	February 29, 2016	Year Ended August 31,
Class A Shares	(Unaudited)	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	20.27	23.04	19.66	18.54	16.47	13.69
Investment Operations:
Investment income—net[a]	.09	.26	.26	.30	.23	.21
Net realized and unrealized gain (loss) on investments	(.05)	(1.67)	3.67	1.09	2.15	2.76
Total from Investment Operations	.04	(1.41)	3.93	1.39	2.38	2.97
Distributions:
Dividends from investment income—net	(.13)	(.26)	(.29)	(.27)	(.31)	(.19)
Dividends from net realized gain on investments	(2.94)	(1.10)	(.26)	-	-	-
Total Distributions	(3.07)	(1.36)	(.55)	(.27)	(.31)	(.19)
Net asset value, end of period	17.24	20.27	23.04	19.66	18.54	16.47
Total Return (%)[b]	(.77)[c]	(6.60)	20.28	7.57	14.59	21.74
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.36[d]	1.36	1.36	1.36	1.36	1.36
Ratio of net expenses to average net assets	1.35[d]	1.35	1.35	1.35	1.35	1.32
Ratio of net investment income to average net assets	.95[d]	1.18	1.21	1.53	1.28	1.31
Portfolio Turnover Rate	1.16[c]	10.31	.62	7.63	.65	4.08
Net Assets, end of period ($ x 1,000)	75,142	89,744	131,033	176,742	185,523	112,103

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

14

	Six Months Ended
	February 29, 2016	Year Ended August 31,
Class C Shares	(Unaudited)	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	19.85	22.58	19.28	18.19	16.13	13.42
Investment Operations:
Investment income—net[a]	.02	.09	.10	.15	.09	.09
Net realized and unrealized gain (loss) on investments	(.04)	(1.63)	3.59	1.08	2.10	2.71
Total from Investment Operations	(.02)	(1.54)	3.69	1.23	2.19	2.80
Distributions:
Dividends from investment income—net	(.05)	(.09)	(.13)	(.14)	(.13)	(.09)
Dividends from net realized gain on investments	(2.94)	(1.10)	(.26)	-	-	-
Total Distributions	(2.99)	(1.19)	(.39)	(.14)	(.13)	(.09)
Net asset value, end of period	16.84	19.85	22.58	19.28	18.19	16.13
Total Return (%)[b]	(1.09)[c]	(7.31)	19.35	6.83	13.66	20.88
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.11[d]	2.11	2.11	2.11	2.11	2.11
Ratio of net expenses to average net assets	2.10[d]	2.10	2.10	2.10	2.10	2.07
Ratio of net investment income to average net assets	.20[d]	.43	.46	.78	.54	.56
Portfolio Turnover Rate	1.16[c]	10.31	.62	7.63	.65	4.08
Net Assets, end of period ($ x 1,000)	91,535	108,287	140,690	147,544	144,658	96,429

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	February 29, 2016	Year Ended August 31,
Class I Shares	(Unaudited)	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	20.72	23.53	20.07	18.92	16.81	13.97
Investment Operations:
Investment income—net[a]	.12	.33	.32	.35	.28	.26
Net realized and unrealized gain (loss) on investments	(.05)	(1.72)	3.74	1.12	2.20	2.80
Total from Investment Operations	.07	(1.39)	4.06	1.47	2.48	3.06
Distributions:
Dividends from investment income—net	(.16)	(.32)	(.34)	(.32)	(.37)	(.22)
Dividends from net realized gain on investments	(2.94)	(1.10)	(.26)	-	-	-
Total Distributions	(3.10)	(1.42)	(.60)	(.32)	(.37)	(.22)
Net asset value, end of period	17.69	20.72	23.53	20.07	18.92	16.81
Total Return (%)	(.61)[b]	(6.39)	20.56	7.83	14.89	22.00
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.11[c]	1.11	1.11	1.11	1.11	1.11
Ratio of net expenses to average net assets	1.10[c]	1.10	1.10	1.10	1.10	1.09
Ratio of net investment income to average net assets	1.21[c]	1.43	1.45	1.78	1.57	1.59
Portfolio Turnover Rate	1.16[b]	10.31	.62	7.63	.65	4.08
Net Assets, end of period ($ x 1,000)	42,547	56,764	83,389	73,915	69,970	31,181

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Core Equity Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund’s investment objective is to seek long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (“Sarofim & Co.”), serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently offers three classes of shares: Class A (300 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution fees and/or Service Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Service Plan fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative

17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which

18

market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company's Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of February 29, 2016 in valuing the fund’s investments:

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	179,019,270	-	-	179,019,270
Equity Securities - Foreign Common Stocks†	23,377,472	3,506,374††	-	26,883,846
Mutual Funds	2,586,213	-	-	2,586,213

† See Statement of Investments for additional detailed categorizations.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund's fair valuation procedures.

At August 31, 2015, $3,834,855 of exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended February 29, 2016, The Bank of New York Mellon earned $546 from lending portfolio securities, pursuant to the securities lending agreement.

20

Effective July 1, 2015, the fund adopted new accounting guidance under Accounting Standards Update No. 2014-11, which requires expanded disclosures related to financial assets pledged in secured financing transactions (such as securities lending) and the related contractual maturity terms of these secured transactions. The type of securities loaned for which cash collateral was received, is indicated in the Statement of Investments. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended February 29, 2016 were as follows:

Affiliated Investment Company	Value 8/31/2015 ($)	Purchases ($)	Sales ($)	Value 2/29/2016 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	143,764	16,761,375	14,450,926	2,454,213	1.2
Dreyfus Institutional Cash Advantage Fund	421,740	8,171,039	8,460,779	132,000.0
Total	565,504	24,932,414	22,911,705	2,586,213	1.2

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 29, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended February 29, 2016, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2015 was as follows: ordinary income $3,568,594 and long-term capital gains $15,859,563. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $555 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million and prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended February 29, 2016, was approximately $257,100 with a related weighted average annualized interest rate of 1.27%.

NOTE 3—Investment Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with Dreyfus, Dreyfus provides or arranges for one or more third parties and/ or affiliates to provide investment management, administrative, custody, fund accounting and transfer agency services to the fund. Dreyfus also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay Dreyfus a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the fund's average daily net assets. Out of its fee, Dreyfus pays all of the expenses of the fund except brokerage fees, taxes, interest expenses, commitment fees on borrowings, Distribution Plan fees and Service Plan fees, fees and expenses of the non-interested Directors (including counsel fees) and extraordinary expenses. In

22

addition, Dreyfus is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended February 29, 2016, fees reimbursed by Dreyfus amount to $8,347.

Pursuant to a sub-investment advisory agreement between Dreyfus and Sarofim & Co., Dreyfus pays Sarofim & Co. a monthly fee at an annual rate of .2175% of the value of the fund’s average daily net assets.

During the period ended February 29, 2016, the Distributor retained $1,806 from commissions earned on sales of the fund's Class A shares and $5,299 CDSC on redemptions of the fund's Class C shares.

(b) Under the Distribution Plans adopted pursuant to Rule 12b-1 (the “Distribution Plans”) under the Act, Class A shares pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class C shares pay the Distributor for distributing its shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class C shares. Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class C shares pay the Distributor for providing certain services to the holders of their shares, a fee at the annual rate of .25% of the value of the average daily net assets of Class C shares. During the period ended February 29, 2016, Class A and Class C shares were charged $106,389 and $380,809, respectively, pursuant to their Distribution Plans. During the period ended February 29, 2016, Class C shares were charge $126,936 pursuant to the Service Plan.

Under its terms, the Distribution Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plans or Service Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $182,936, Distribution Plans fees $69,535 and Service Plan fees $18,196, which are offset against an expense reimbursement currently in effect in the amount of $1,342.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 29, 2016, amounted to $2,768,222 and $49,379,088, respectively.

At February 29, 2016, accumulated net unrealized appreciation on investments was $87,486,260, consisting of $90,371,481 gross unrealized appreciation and $2,885,221 gross unrealized depreciation.

At February 29, 2016, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

24

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 24-25, 2016, the Board considered the renewal of the fund’s Investment Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Fayez Sarofim & Co. (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

25

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2015, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for the various periods (ranking lowest in the Performance Group for several periods). Representatives of Dreyfus and the Subadviser noted that the fund’s relative performance had improved year-to-date through February 23, 2016 (the day prior to the Board meeting) and the fund was ranked in the first quartile of the Performance Group for that period. They also noted that the fund’s relative performance for the one- and ten-year periods ended February 23, 2016 had improved and the fund was ranked in the second quartile of the Performance Group for each of those periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board discussed with representatives of Dreyfus, its affiliates and the Subadviser the investment strategy employed in the management of the fund’s assets and how that strategy affected the fund’s relative performance. They discussed, among other matters, plans for increased management focus on ways to improve the fund’s performance. The Board members noted that the Subadviser is an experienced manager with a long-term “buy-and-hold” investment approach to investing in high quality, “mega-cap” companies. The Subadviser’s considerable reputation, based on following this investment approach, was noted.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe

26

funds and discussed the results of the comparisons. Taking into account the fund’s “unitary” fee structure, the Board noted that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting the fund’s “unitary” fee structure. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Subadviser and Dreyfus. The Board also noted the Subadviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus and the Subadviser, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund

27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

shareholders. Since Dreyfus, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Subadviser are adequate and appropriate.

• The Board noted the Subadviser’s adherence to the fund’s investment strategy and the Subadviser’s general investment approach and the efforts by Dreyfus and the Subadviser to improve fund performance and agreed to closely monitor performance.

• The Board concluded that the fees paid to Dreyfus and the Subadviser were not so disproportionately large that they could not have been the result of an arm’s-length bargaining.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been

28

shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Subadviser, of the fund and the services provided to the fund by Dreyfus and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreements.

29

For More Information

Dreyfus Core Equity Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Fayez Sarofim & Co.
Two Houston Center
Suite 2907
Houston, TX 77010

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DLTSX Class C: DPECX Class I: DPERX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 0047SA0216

Dreyfus Floating Rate Income Fund

SEMIANNUAL REPORT February 29, 2016

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus Floating Rate Income Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Floating Rate Income Fund, covering the six-month period from September 1, 2015, through February 29, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The reporting period was a time of varied and, at times, conflicting economic influences. On one hand, the U.S. economy continued to grow as domestic labor markets posted significant gains, housing markets recovered, and lower fuel prices put cash in consumers’ pockets. Indeed, these factors, along with low inflation, prompted the Federal Reserve Board in December to raise short-term interest rates for the first time in nearly a decade.

On the other hand, the global economy continued to disappoint, particularly in China and other emerging markets, when reduced industrial demand and declining currency values sparked substantial declines in commodity prices. These developments proved especially challenging for financial markets in January and early February: stocks and riskier sectors of the bond market fell sharply before later recovering a portion of their losses. In contrast, longer term U.S. government securities gained valued during the ensuing flight to quality.

While market volatility may persist over the foreseeable future until global economic sentiment improves, we recently have seen signs of stabilizing commodity prices and continued strength in the U.S. economy. Still, we expect wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets over the months ahead, suggesting that selectivity may be an important determinant of investment success. We encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona

President

The Dreyfus Corporation

March 15, 2016

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2015, through February 29, 2016, as provided by William Lemberg and Chris Barris, Primary Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 29, 2016, Dreyfus Floating Rate Income Fund’s Class A shares produced a total return of -4.58%, Class C shares returned -5.01%, Class I shares returned -4.43%, and Class Y shares returned -4.40%.1 The fund’s benchmark, the S&P LSTA Leveraged Loan Index (the “Index”), produced a total return of -3.88% for the same period.2

Despite sustained U.S. economic growth, lower-rated investments, including leveraged bank loans, lost a degree of value amid deteriorating credit conditions in commodities-sensitive market sectors. The fund produced lower returns than its benchmark during the reporting period, mainly due to weakness among high yield bonds and collateralized loan obligations (“CLOs”).

The Fund’s Investment Approach

The fund seeks high current income. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in floating-rate loans and other floating rate securities. The fund currently intends to invest principally in floating-rate loans and securities of U.S. issuers, but may invest up to 30% of its net assets in securities of foreign issuers.

We buy and sell securities through a value-oriented, bottom-up research process that incorporates a macroeconomic overlay. We use fundamental credit analysis to identify favorable and unfavorable risk/reward opportunities across sectors, industries, and structures while seeking to mitigate credit risk. Fundamental analysis is complemented by our macroeconomic outlook as it relates to observed default trends, performance drivers, and capital market liquidity. We seek to mitigate credit risk through a disciplined approach to credit investment selection and evaluation.

Falling Commodity Prices Undermined Investor Sentiment

Despite a sustained U.S. economic recovery characterized by robust job creation, worries about economic instability in overseas markets dampened investor sentiment. More specifically, an economic slowdown in China and sharply falling commodity prices triggered a flight to quality prior to the reporting period, hurting riskier asset classes while sending prices of high-quality U.S. government securities higher. Market volatility continued through the fall when investors reacted to disappointing global economic data and expectations that the Federal Reserve Board (the “Fed”) would begin to raise short-term interest rates for the first time in nearly 10 years, as indeed it did in December. The financial markets became especially turbulent in January and early February, when worries intensified that economic slowdowns in the emerging markets might derail the U.S. recovery.

Leveraged bank loans proved vulnerable throughout the reporting period to deteriorating investor sentiment. The impact of falling commodity prices was particularly troublesome for energy and materials producers, some of which filed for bankruptcy, sending default rates higher. Despite more solid business fundamentals in other industry groups, deteriorating

DISCUSSION OF FUND PERFORMANCE (continued)

credit conditions in the energy and materials sectors caused a broad widening of yield differences along the market’s credit-quality spectrum. Meanwhile, supply-and-demand dynamics prevented leveraged loan yields from resetting at higher levels after the Fed’s rate hike.

High Yield Bonds and CLOs Dampened Fund Results

The fund’s performance compared to its benchmark was undermined by weakness among its holdings of high yield bonds and CLOs, which are not represented in the Index. We employ these investments for liquidity purposes and to augment the fund’s ability to generate competitive levels of current income.

In contrast, the fund’s investments in leveraged bank loans, which comprise the vast majority of the fund’s assets, generally fared well during the reporting period. We maintained relatively light positions in the troubled oil-and-gas and metals-and-mining sectors, and the fund held overweighted exposure to the better-performing telecommunications, broadcasting, and paper-and-packaging sectors. An underweighted position among retailers also enabled the fund to avoid sector-specific weakness. In addition, our note-selection strategy proved successful over the reporting period, with especially strong results in the food-and-beverage, chemicals, transportation, and financial industry groups. However, a handful of individual disappointments in the automotive and retail sectors dampened the fund’s relative performance to a degree.

A More Defensive Investment Posture

Although U.S. economic data generally have been positive and global commodity prices recently appear to have stabilized, investor sentiment has remained cautious in anticipation of continued turbulence in the global economy and financial markets. Therefore, we have adopted a more defensive investment posture, emphasizing industry groups—such as the health care, cable television, broadcasting, and packaging sectors—that historically have held up relatively well during bouts of heightened volatility. In the market’s more economically sensitive areas, we have focused our note-selection strategy on borrowers we consider to be relatively resistant to economic downturns, such as discount retailers and certain chemical producers. We also have maintained underweighted exposure to CCC-rated notes in favor of those with BB credit ratings. In our judgment, these are prudent strategies in today’s uncertain market environment.

March 15, 2016

Floating-rate loans are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus.

The risks of an investment in a CLO depend largely on the type of the collateral and the tranche of the CLO in which the fund invests. CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default, market anticipation of defaults, as well as aversion to CLO securities as an asset class.

The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

 High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

1Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by the fund’s investment adviser pursuant to an agreement in effect through January 1, 2017, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 SOURCE: LIPPER INC. – The S&P LSTA Leveraged Loan Index reflects the market-weighted performance of institutional leveraged loans in the U.S. market based upon real-time market weightings, spreads, and interest payments. Index returns do not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads)and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Floating Rate Income Fund from September 1, 2015 to February 29, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 29, 2016

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 5.00	$ 8.73	$ 3.84	$ 3.65
Ending value (after expenses)	$ 954.20	$ 949.90	$ 955.70	$ 956.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 29, 2016

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 5.17	$ 9.02	$ 3.97	$ 3.77
Ending value (after expenses)	$1,019.74	$1,015.91	$1,020.93	$1,021.13

† Expenses are equal to the fund’s annualized expense ratio of 1.03% for Class A, 1.80% for Class C, .79% for Class I and .75% for Class Y, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

February 29, 2016 (Unaudited)

Bonds and Notes - 11.6%		Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Building & Development - .2%
TRI Pointe Holdings, Sr. Unscd. Notes		5.88	6/15/24	900,000		859,500
Cable & Satellite Television - .5%
Altice Financing, Sr. Scd. Notes		6.63	2/15/23	1,550,000	[b]	1,534,500
Numericable-SFR, Sr. Scd. Bonds		6.00	5/15/22	525,000	[b]	522,375
					2,056,875
Chemicals & Plastics - .2%
Novacap International, Sr. Scd. Notes	EUR	4.84	5/1/19	700,000	[c]	752,437
Collateralized Loan Obligations - 6.7%
ALM, Ser. 2015-12A, Cl. D		6.12	4/16/27	1,000,000	[b,c]	730,754
AMMC, Ser. 2014-15A, Cl. E		7.46	12/9/26	1,500,000	[b,c]	1,029,487
Ares, Ser. 2007-22A, Cl. D		5.47	8/15/19	690,000	[b,c]	651,845
Arrowpoint, Ser. 2015-4A, Cl. D		5.12	4/18/27	2,000,000	[b,c]	1,705,144
Avery Point, Ser. 2015-6A, Cl. E2		6.62	8/5/27	1,000,000	[b,c]	724,484
Cadogan Square, Ser.1, Cl. E	EUR	4.67	2/1/22	800,000	[c]	837,040
Cairn, Ser. 2007-2A, Cl. E	EUR	5.03	10/15/22	1,000,000	[b,c]	1,047,209
CIFC Funding, Ser. 2007-3A, Cl. D		5.87	7/26/21	1,000,000	[b,c]	980,425
CIFC Funding, Ser. 2014-2A, Cl. B2L		5.22	5/24/26	1,000,000	[b,c]	679,189
CVP Cascade, Ser. 2015-3A, Cl. D		4.81	1/16/27	1,000,000	[b,c]	745,478
Denali Capital, Ser. 2007-1A, Cl. B2L		4.87	1/22/22	500,000	[b,c]	449,651
GALAXY, Ser. 2015-21A, Cl. E2		7.07	1/20/18	1,500,000	[b,c]	1,212,090
Goldentree Loan Opportunities, Ser. 2015-10A, Cl. E1		6.62	7/20/27	1,500,000	[b,c]	1,123,554
Highbridge Loan Management, Ser. 6A-2015, Cl. E2		6.85	5/5/27	1,000,000	[b,c]	779,700
Kingsland, Ser. 2013-6A, Cl. E		5.62	10/28/24	1,000,000	[b,c]	626,885
LCM, Ser. 14A, Cl. E		5.27	7/15/25	1,000,000	[b,c]	717,256
LightPoint Pan-European, Ser. 2007-1X, Cl. E	EUR	5.40	2/5/26	831,699	[c]	895,449
Marathon, Ser. 2013-5A, Cl. D		6.32	2/21/25	1,116,000	[b,c]	714,517
Neuberger Berman, Ser. 2015-20A, Cl. E		6.96	1/15/28	2,000,000	[b,c]	1,349,272
Neuberger Berman, Ser. 2016-21A, Cl. D		5.57	4/20/27	1,500,000	[b,c]	1,424,400

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Bonds and Notes - 11.6% (continued)		Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Collateralized Loan Obligations - 6.7% (continued)
Octagon Investment Partners XXII, Ser. 2014-1A, Cl. E2		7.37	11/25/25	1,500,000	[b,c]	1,123,445
OZLM, Ser. 2014-8A, Cl. D		5.57	10/17/26	2,000,000	[b,c]	1,331,582
OZLM, Ser. 2014-9A, Cl. D		5.77	1/20/27	1,500,000	[b,c]	959,475
OZLM Funding, Ser. 2013-4A, Cl. D		5.27	7/22/25	1,500,000	[b,c]	1,077,781
Sound Harbor Loan Fund, Ser. 2014-1A, Cl. D		7.62	10/30/26	500,000	[b,c]	344,295
Sound Point, Ser. 2012-1A, Cl. E		6.62	10/20/23	1,030,000	[b,c]	875,118
Venture, Ser. 2015-20A, Cl. E2		7.56	4/15/27	2,000,000	[b,c]	1,591,222
Windmill, Ser. 2007-1X, Cl. E	EUR	6.46	12/16/29	1,500,000	[c]	1,551,331
York, Ser. 2014-1A, Cl. D		4.72	1/22/27	1,500,000	[b,c]	1,283,124
York, Ser. 2014-1A, Cl. E		6.07	1/22/27	1,500,000	[b,c]	1,086,150
					29,647,352
Containers & Glass Products - .5%
Ardagh Packaging Finance, Gtd. Notes		6.75	1/31/21	1,225,000	[b]	1,156,094
Beverage Packaging Holdings II, Gtd. Notes		6.00	6/15/17	1,300,000	[b]	1,300,000
					2,456,094
Electronics & Electrical Equipment - .2%
Ensemble S Merger Sub, Sr. Notes		9.00	9/30/23	825,000	[b]	766,219
Food & Drug Retail - .4%
Rite Aid, Gtd. Notes		6.75	6/15/21	1,500,000		1,593,750
Health Care - 1.1%
HCA, Sr. Scd. Notes		3.75	3/15/19	375,000		382,931
Tenet Healthcare, Sr. Scd. Notes		4.01	6/15/20	2,500,000	[b,c]	2,475,000
Valeant Pharmaceuticals International, Gtd. Notes		6.75	8/15/18	1,890,000	[b]	1,833,300
					4,691,231
Lodging & Casinos - .2%
MGM Resorts International, Gtd. Notes		6.63	12/15/21	1,000,000		1,067,500
Oil & Gas - .4%
Targa Resources Partners, Sr. Unscd. Notes		5.00	1/15/18	2,000,000		1,926,240
Telecommunications - .5%
Digicel Group, Sr. Unscd. Notes		8.25	9/30/20	1,000,000	[b]	785,000
Frontier Communications, Sr. Unscd. Notes		10.50	9/15/22	450,000	[b]	456,188

Bonds and Notes - 11.6% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Telecommunications - .5% (continued)
T-Mobile USA, Gtd. Bonds	6.46	4/28/19	850,000		877,625
				2,118,813
Utilities - .7%
Dynegy, Gtd. Notes	6.75	11/1/19	2,525,000		2,352,984
NRG Energy, Gtd. Notes	6.25	7/15/22	1,000,000		850,000
				3,202,984
Total Bonds and Notes (cost $59,566,046)			51,138,995
Floating Rate Loan Interests - 82.8%
Aerospace & Defense - 2.4%
American Airlines, 2015 New Term Loan	3.25	6/27/20	984,962	[c]	969,366
American Airlines, 2015 Term Loan	3.50	10/10/21	1,980,000	[c]	1,961,438
Consolidated Aerospace Manufacturing, Term Loan	4.75	8/11/22	1,437,500	[c]	1,344,063
Consolidated Precision Products, First Lien Term B-3 Loan	4.50	12/28/19	1,221,662	[c]	1,119,348
SI Organization, First Lien Initial Term Loan	5.75	11/23/19	920,493	[c]	903,233
Standard Aero Holdings, Initial Term Loan	5.25	6/24/22	1,346,625	[c]	1,335,401
TASC, First Lien New Term Loan	7.00	5/22/20	1,267,075	[c]	1,172,045
Transdigm, Tranche C Term Loan	3.75	2/25/20	1,310,347	[c]	1,275,623
US Airways, Tranche B-1 Term Loan	3.50	5/23/19	735,000	[c]	730,061
				10,810,578
Air Transport - .6%
Sabre Holdings, Term B Loan	4.00	2/19/19	2,200,859	[c]	2,183,252
United AirLines, Class B Term Loan	3.25	4/1/19	488,693	[c]	484,723
				2,667,975
Automotive - 4.1%
American Tire Distributors, Initial Term Loan	5.25	9/24/21	2,683,687	[c]	2,614,086
Dealer Tire, Initial Term Loan	5.50	12/17/21	1,485,000	[c]	1,485,624
Federal Mogul, New Term Loan B	4.00	4/15/18	648,354	[c]	568,390
Federal-Mogul, Tranche C Term Loan	4.75	4/15/21	1,701,841	[c]	1,385,579
FPC Holdings, First Lien Initial Term Loan	5.25	11/19/19	1,282,577	[c]	958,727
FPC Holdings, Second Lien Initial Term Loan	9.25	5/19/20	1,000,000	[c]	620,000
Gates Global, Initial Dollar Term Loan	4.25	6/11/21	2,221,875	[c]	1,963,582

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Floating Rate Loan Interests - 82.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Automotive - 4.1% (continued)
Key Safety Systems, Initial Term Loan	4.75	7/23/21	1,481,250	[c]	1,461,816
Midas Intermediate Holdco II, Closing Date Term Loan	4.50	8/18/21	1,478,775	[c]	1,467,071
MPG Holdco I, Initial Term Loan	3.75	10/20/21	707,208	[c]	677,593
TI Group Automotive Systems, Term Loan	4.50	6/30/22	1,546,125	[c]	1,488,145
US Farathane, Initial Term Loan	6.75	2/4/22	2,062,500	[c]	2,041,875
Visteon, Initial Term Loan	3.50	4/9/21	1,166,667	[c]	1,159,859
				17,892,347
Beverages & Tobacco - 1.4%
AdvancePierre Foods, First Lien Term Loan	5.75	7/10/17	1,195,076	[c]	1,195,949
AdvancePierre Foods, Second Lien Term Loan	9.50	10/10/17	2,650,000	[c]	2,624,600
Aramark, US Term F Loan	3.25	2/21/21	2,363,678	[c]	2,353,088
				6,173,637
Building & Development - .4%
Capital Automotive, Tranche B-1 Term Loan	4.00	4/10/19	1,943,583	[c]	1,941,969
Business Equipment & Services - 3.3%
AlixPartners, Term Loan B	4.50	7/22/22	648,375	[c]	642,838
Hyland Software, First Lien Term Loan	4.75	7/1/22	1,081,042	[c]	1,056,043
Kronos, Incremental Term Loan	4.50	4/10/19	1,012,743	[c]	987,845
Magic Newco, First Lien USD Term Loan	5.00	12/12/18	982,255	[c]	980,782
Maxim Crane Works, Second Lien Initial Term Loan	10.25	11/20/18	750,000	[c]	733,125
Mitchell International, First Lien Initial Term Loan	4.50	10/1/20	3,082,526	[c]	2,839,777
ON Assignment, Term Loan	3.75	6/1/22	1,735,758	[c]	1,734,681
PGX Holdings, First Lien Term B Loan	5.75	9/24/20	1,288,768	[c]	1,278,032
ServiceMaster Company, Initial Term Loan	4.25	6/25/21	2,913,125	[c]	2,894,918
WP Mustang Holdings, First Lien Term Loan	5.50	5/28/21	1,324,484	[c]	1,314,140
				14,462,181
Cable & Satellite Television - 3.2%
Altice Financing, Dollar Denominated Tranche Loan	5.25	1/28/22	995,000	[c]	966,807
CCO Safari III, Term Loan	3.25	7/23/21	500,000	[c]	492,945
Charter Communications Operating, Term E Loan	3.00	7/1/20	1,994,898	[c]	1,953,753

Floating Rate Loan Interests - 82.8% (continued)		Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Cable & Satellite Television - 3.2% (continued)
Charter Communications Operating, Term Loan		3.50	1/24/23	1,025,000	[c]	1,021,372
Numericable US, Dollar Denominated Tranche B-1 Loan		4.50	4/23/20	1,592,377	[c]	1,537,145
Numericable US, Dollar Denominated Tranche B-2 Loan		4.50	4/23/20	1,377,623	[c]	1,329,840
Sinclair Tele Group, Term Loan		3.50	7/30/21	770,000	[c]	768,075
UPC Financing Partnership, Facility AH Term Loan		3.25	6/30/21	500,000	[c]	486,340
Virgin Media Investment Holdings, F Facility Term Loan		3.50	6/30/23	673,321	[c]	653,165
Yankee Cable Acquisition, Term Loan		4.25	3/1/20	2,294,308	[c]	2,258,459
Ziggo BV, B1 Facility Term Loan		3.50	1/15/22	957,529	[c]	921,190
Ziggo BV, B2 Facility Term Loan		3.50	1/15/22	617,049	[c]	593,632
Ziggo BV, B3 Facility Term Loan		3.50	1/15/22	1,014,826	[c]	976,313
					13,959,036
Chemicals & Plastics - 6.2%
AgroFresh, Term Loan		5.75	7/31/21	1,945,113	[c]	1,901,348
Cyanco Intermediate, Initial Term Loan		5.50	5/1/20	2,295,691	[c]	2,152,211
Emerald Performance Materials, Second Lien Initial Term Loan		7.75	7/22/22	1,000,000	[c]	942,085
Gemini HDPE, Advance Term Loan		4.75	8/4/21	1,841,977	[c]	1,798,230
Ineos, Dollar Term Loan		4.25	3/11/22	992,496	[c]	938,901
Ineos, Term Loan		3.75	12/15/20	2,947,597	[c]	2,790,638
Methanol Holdings, Initial Term Loan		4.25	6/16/22	995,000	[c]	873,710
Minerals Technologies, Term B-1 Loan		3.75	5/10/21	930,769	[c]	907,500
Orion Engineered Carbons, Initial Euro Term Loan	EUR	5.00	7/25/21	764,008	[c]	832,776
Ravago Holdings America, Term Loan		5.50	12/18/20	1,768,500	[c]	1,758,552
Road Infrastructure Investment, Second Lien Term Loan		7.75	9/21/21	1,000,000	[c]	938,335
Solenis International, Initial Euro Term Loan	EUR	4.50	7/2/21	1,481,250	[c]	1,594,869
Solenis International, Second Lien Initial Term Loan		7.75	7/2/22	2,250,000	[c]	1,811,250
Styrolution US Holding, Dollar Tranche B1 Term Loan		6.50	11/7/19	1,485,000	[c]	1,481,287
Tronox Pigments, New Term Loan		4.25	3/19/20	3,074,030	[c]	2,720,194
Univar, Term Loan		4.25	6/24/22	3,990,000	[c]	3,808,794
					27,250,680

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Floating Rate Loan Interests - 82.8% (continued)		Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Clothing/Textiles - .6%
ABG Intermediate Holdings, First Lien Term Loan		5.50	5/27/21	1,019,664	[c]	986,525
Varsity Brands, Term Loan		5.00	12/10/21	1,831,500	[c]	1,807,178
					2,793,703
Consumer Discretionary - 2.3%
CSC Holdings, Term B Loan		2.67	4/17/20	2,050,000	[c]	2,036,337
GCA Services Group, Term Loan		5.75	2/22/23	450,000	[c]	448,666
Neptune Finco, Term Loan		5.00	9/23/22	1,900,000	[c]	1,886,463
Petco Animal Supplies I, Term Loan B		5.00	1/15/23	1,450,000	[c]	1,423,421
Staples, Term B Loan		4.75	1/28/22	4,600,000	[c]	4,574,424
					10,369,311
Consumer Staples - .6%
Pinnacle Foods Finance, Term Loan 1		3.75	1/13/23	2,650,000	[c]	2,661,103
Containers & Glass Products - 2.7%
Anchor Glass, Term B Loan		4.50	7/1/22	1,293,739	[c]	1,284,036
Bway Holding, Initial Term Loan		5.50	8/7/20	4,439,925	[c]	4,236,421
Klockner Pentaplast, Term Loan		5.00	4/22/20	774,551	[c]	771,065
Klockner Pentaplast, USD Term Loan		5.00	4/20/28	1,812,449	[c]	1,804,293
Reynolds Group Holdings, Incremental US Term Loan		4.50	12/1/18	1,446,172	[c]	1,443,619
SIG Combibloc US Acquisition, Initial Dollar Term Loan		1.14	2/3/22	2,402,649	[c]	2,347,100
					11,886,534
Cosmetics/Toiletries - 1.0%
Spectrum Brands, First Lien Term Loan	EUR	3.50	6/23/22	1,080,000	[c]	1,161,666
Vogue International, First Lien Initial Tranche B Term Loan		5.75	2/7/20	3,252,658	[c]	3,232,329
					4,393,995
Ecological Services & Equipment - 1.2%
ADS Waste Holdings, Tranche B-2 Term Loan		3.75	10/9/19	1,177,553	[c]	1,146,642
EnergySolutions, Advance Term Loan		6.75	5/22/20	1,875,714	[c]	1,481,814
Granite Acquisition, Second Lien Term B Loan		8.25	10/14/22	500,000	[c]	387,500
Waste Industries USA, Initial Term Loan		4.25	2/20/20	2,481,250	[c]	2,478,148
					5,494,104
Electronics & Electrical Equipment - 4.5%
Aricent Technologies, First Lien Initial Term Loan		5.50	4/14/21	2,860,990	[c]	2,546,281

Floating Rate Loan Interests - 82.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Electronics & Electrical Equipment - 4.5% (continued)
Aricent Technologies, Second Lien Initial Term Loan	9.50	4/14/22	325,000	[c]	312,000
Avago Technologies, Term B Loan	3.49	11/11/22	4,610,000	[c]	4,553,090
Compuware, Second Lien Term Loan	9.25	12/9/22	642,850	[c]	528,207
Dell International, Term B2 Loan	4.00	4/29/20	3,147,050	[c]	3,136,554
Deltek, First Lien Term Loan	5.00	12/19/22	1,612,286	[c]	1,556,863
Epicor Software, Term Loan	4.75	5/12/22	572,125	[c]	509,191
Lawson, Tranche B-5 Term Loan	3.75	6/3/20	1,570,311	[c]	1,455,804
Peak 10, First Lien Term Loan	5.00	6/10/21	1,122,139	[c]	1,100,404
Protection One, Term Loan	5.00	6/18/21	1,346,625	[c]	1,307,573
Rocket Software, First Lien Term Loan	5.75	2/8/18	967,846	[c]	964,216
W3, First Lien Term Loan	5.75	3/1/20	979,849	[c]	741,417
West, Term B10 Loan	3.25	6/30/18	1,353,730	[c]	1,334,107
20,045,707
Equipment Leasing - .2%
Neff Rentals, Second Lien Closing Date Loan	7.25	5/21/21	1,033,043	[c]	782,530
Financial Intermediaries - 5.7%
Affinion Group, Initial Second Lien Term Loan	8.50	10/31/18	139,186	[c]	111,745
Affinion Group, Tranche B Term Loan	6.75	10/9/16	253,964	[c]	223,065
Armor Holding II, First Lien Term Loan	5.75	6/26/20	480,901	[c]	467,075
Bats Global Markets, Term Loan	5.75	1/17/20	4,176,073	[c]	4,169,099
Delos Finance Sarl, Term Loan	3.50	2/26/21	3,200,000	[c]	3,183,008
First Data, 2018 New Dollar Term Loan	3.92	3/23/18	3,000,000	[c]	2,966,625
First Data, 2022 Term Loan	4.18	6/24/22	750,000	[c]	731,561
Harland Clarke Holdings, Tanche B-2 Term Loan	5.53	4/26/18	2,916,890	[c]	2,727,293
Harland Clarke Holdings, Term B-4 Loan	6.00	8/30/19	947,013	[c]	849,944
HUB International, Initial Term Loan	4.00	9/18/20	3,446,269	[c]	3,300,336
ION Trading Technologies , Term B Loan	EUR	4.50	6/10/21	1,230,000	[c]	1,320,667
SS & C Technologies, Term B-1 Loan	4.00	6/29/22	886,995	[c]	881,172
SS & C Technologies, Term B-2 Loan	4.00	6/29/22	127,441	[c]	126,604

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Floating Rate Loan Interests - 82.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Financial Intermediaries - 5.7% (continued)
TransFirst, Second Lien Term Loan	9.00	11/11/22	500,000	[c]	501,563
TransFirst, Term B-1 Loan	4.75	11/12/21	2,103,777	[c]	2,102,988
York Risk Services Holding, Initial Term Loan	4.75	10/1/21	1,705,116	[c]	1,596,842
25,259,587
Financials - .1%
Alliant Holdings I, Term Loan	4.50	7/27/22	497,500	[c]	482,451
Food & Beverages - .6%
Maple Holdings Acquisition, Term Loan	EUR	5.00	2/9/23	2,450,000	[c]	2,625,267
Food & Drug Retail - .8%
Albertson's, Term B-2 Loan	5.38	3/21/19	1,482,553	[c]	1,466,905
Albertson's, Term B-3 Loan	5.00	8/9/19	1,925,000	[c]	1,892,217
3,359,122
Food Products - 1.4%
Del Monte Foods, First Lien Initial Term Loan	4.25	1/26/21	698,312	[c]	665,145
Del Monte Foods, Second Lien Initial Term Loan	8.25	7/26/21	1,000,000	[c]	790,000
Hearthside Food Solutions, Term Loan	4.50	8/17/21	1,201,700	[c]	1,141,615
Hostess Brands, First Lien Term Loan	4.50	7/29/22	1,246,875	[c]	1,233,889
JBS, Term Loan	4.00	10/30/22	2,500,000	[c]	2,435,937
6,266,586
Food Service - 1.1%
Advantage Sales & Marketing, First Lien Initial Term Loan	4.25	7/21/21	1,580,000	[c]	1,505,234
Advantage Sales & Marketing, Second Lien Initial Term Loan	7.50	7/21/22	500,000	[c]	418,750
Burger King, Facility B2 Term Loan	3.75	12/10/21	1,585,828	[c]	1,579,754
Checkout Holding, First Lien Term B Loan	4.50	4/3/21	1,477,500	[c]	1,133,981
4,637,719
Health Care - 7.5%
Acadia Health, Term Loan	4.25	2/11/22	3,442,731	[c]	3,445,967
Catalent Pharma Solutions, Dollar Term Loan	4.25	5/7/21	1,962,574	[c]	1,947,453
CHG Healthcare Services, First Lien Term Loan	4.25	11/20/20	978,125	[c]	964,983
CHS/Community Health Systems, Term G Loan	3.75	12/31/19	880,640	[c]	841,932
CHS/Community Health Systems, Term H Loan	4.00	1/27/21	1,620,355	[c]	1,543,566

Floating Rate Loan Interests - 82.8% (continued)		Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Health Care - 7.5% (continued)
Concordia Health, Term Loan	GBP	5.75	10/21/21	1,300,000	[c]	1,748,008
Convatec, Dollar Term Loan		4.25	6/15/20	746,250	[c]	730,392
DPX Holdings, Incremental EURO Term Loan	EUR	4.50	3/11/21	357,280	[c]	383,740
Drumm Investors, Term Loan		6.75	5/4/18	1,422,575	[c]	1,390,567
Endo Luxembourg Finance, Incremental Term B Loan		3.75	6/24/22	2,000,000	[c]	1,979,170
Hill-Rom Holdings, TLB Term Loan		3.50	7/29/22	1,636,250	[c]	1,635,342
Horizon Pharma, 2015 Term Loan		4.50	4/29/21	1,238,887	[c]	1,178,491
Onex Carestream Finance, First Lien Term Loan		5.00	6/7/19	326,841	[c]	279,995
Onex Carestream Finance, Second Lien Term Loan		9.50	12/5/19	1,436,018	[c]	1,115,786
Patheon, Term Loan		4.25	1/22/21	2,872,525	[c]	2,736,080
Pharmaceutical Product Development, Term Loan		4.25	8/5/22	746,250	[c]	730,206
Royalty Pharma, New Term B-4 Loan		3.50	11/9/20	2,977,444	[c]	2,970,625
Siemens Audiology Solutions, Facility B4-Term Loan		4.25	1/17/22	1,488,769	[c]	1,458,993
Surgical Care Affiliates, Initial Term Loan		4.25	3/11/22	1,290,250	[c]	1,282,186
Valeant Pharmaceuticals International, Retired - Series E Tranche B Term Loan		3.50	6/26/20	1,665,884	[c]	1,562,033
Valeant Pharmaceuticals International, Term Loan		4.00	3/11/22	3,372,965	[c]	3,162,593
					33,088,108
Home Furnishing - .9%
Mattress Holding, Initial Term Loan		6.25	10/20/21	1,100,000	[c]	1,065,625
Mattress Holding, Term Loan		5.00	10/1/21	2,879,167	[c]	2,802,149
					3,867,774
Industrial Equipment - 1.6%
Doncasters US, First Lien Term B Loan		4.50	4/9/20	1,435,523	[c]	1,312,614
Filtration Group, First Lien Initial Term Loan		4.25	11/13/20	1,448,607	[c]	1,401,078
Hudson Products, Term Loan		5.00	3/17/19	613,167	[c]	429,217
Mueller Water Products, Initial Term Loan		4.00	11/19/21	1,186,015	[c]	1,188,239
Navios Maritime Partners, Term Loan		5.50	6/15/20	497,500	[c]	446,922
XPO Logistics, Term Loan		5.50	10/27/21	2,200,000	[c]	2,190,386
					6,968,456

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Floating Rate Loan Interests - 82.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Industrials - .5%
Trinseo Materials Operating SCA, Term Loan B	4.25	11/5/21	2,244,361	[c]	2,188,959
Information Technology - .3%
Sophia, Term Loan	4.75	9/16/22	1,396,500	[c]	1,343,265
Leisure Goods/Activities/Movies - 1.2%
Alpha Topco, Facility B3 Term Loan	4.75	7/30/21	2,416,348	[c]	2,254,248
Delta 2 (LUX) Sarl Form 1, First Lien Term Loan	7.75	7/29/22	1,000,000	[c]	869,170
Deluxe Entertainment Services Group, Initial Term Loan	6.50	2/25/20	1,821,911	[c]	1,712,596
WME IMG, Second Lien Term Loan	8.25	5/6/22	500,000	[c]	427,500
5,263,514
Lodging & Casinos - 1.7%
American Casinos & Entertainment, First Lien Term Loan	5.00	6/17/22	995,000	[c]	990,025
Boyd Gaming, Term B Loan	4.00	8/14/20	405,737	[c]	404,511
Scientific Games, Term B-2 Loan	6.00	9/17/21	3,573,750	[c]	3,282,632
Travelport, Initial Term Loan	5.75	8/13/21	2,958,000	[c]	2,877,276
7,554,444
Materials - .2%
Berry Plastics, Term Loan	4.00	10/3/22	1,100,000	[c]	1,095,193
Nonferrous Metals/Minerals - .0%
Oxbow Carbon, Second Lien Initial Term Loan	8.00	1/18/20	250,000	[c]	195,625
Oil & Gas - .7%
Brand Energy & Infrastructure Services, Initial Term Loan	4.75	11/20/20	1,470,000	[c]	1,363,425
Brock Holdings III, Second Lien Initial Loan	10.00	3/16/18	713,333	[c]	499,333
FR Dixie Acquisition, Initial Term Loan	5.75	1/22/21	2,158,481	[c]	895,770
Paragon Offshore Finance, Term Loan	3.75	7/16/21	987,500	[c]	220,213
2,978,741
Publishing - 1.1%
Getty Images, Initial Term Loan	4.75	10/18/19	488,665	[c]	337,638
Laureate Education, New Series 2018 Extended Term Loan	5.00	6/16/18	1,464,437	[c]	1,121,217
Penton Media, First Lien Term B-1 Loan	5.00	10/3/19	652,164	[c]	645,642
Pre-Paid Legal Services, First Lien Term Loan	6.50	7/1/19	1,527,543	[c]	1,517,996
Redtop Acquisitions, First Lien Initial Euro Term Loan	EUR	4.75	12/22/20	1,000,000	[c]	1,081,246

Floating Rate Loan Interests - 82.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Publishing - 1.1% (continued)
Redtop Acquisitions, Second Lien Term Loan	8.25	7/22/21	245,000	[c]	232,750
				4,936,489
Radio & Television - 5.4%
AVSC Holding, First Lien Initial Term Loan	4.50	1/22/21	2,461,212	[c]	2,307,386
Creative Artists Agency, Initial Term Loan	5.50	12/10/21	1,831,500	[c]	1,822,343
Gray Television, Term Loan	3.75	6/13/21	3,250,000	[c]	3,223,594
Media General, Term B Loan	4.25	7/31/20	2,904,901	[c]	2,901,996
MTL Publishing, New Term Loan	4.00	8/12/22	2,646,977	[c]	2,591,391
Tech Finance & Co., US Term Loans	1.98	7/11/20	3,742,176	[c]	3,670,457
Tribune, Term B Loan	3.75	12/27/20	1,835,006	[c]	1,822,776
Univision Communications, 2013 Incremental Term Loan	4.00	3/1/20	3,036,317	[c]	2,956,311
William Morris Endeavor Entertainment, First Lien Term Loan	5.25	3/19/21	2,435,468	[c]	2,343,383
				23,639,637
Retailers - 4.6%
99 Cents Only Stores, Tranche B-2 Term Loan	4.50	1/11/19	1,366,354	[c]	820,571
Academy Sports, Initial Term Loan	5.00	6/22/16	2,350,514	[c]	2,178,926
Ascena Retail Group, Term Loan B	5.25	7/29/22	2,593,256	[c]	2,421,453
CWGS Group, Term Loan	5.75	2/20/20	3,561,678	[c]	3,488,219
Dollar Tree, Term B-2 Loan	4.25	3/9/22	2,500,000	[c]	2,496,250
Dollar Tree, Term Loan	3.50	3/9/22	1,175,381	[c]	1,178,320
Hudson Bay, Term B Loan	4.75	8/12/22	1,198,157	[c]	1,194,658
Michaels Stores, Term B Loan	3.75	1/28/20	967,401	[c]	957,577
Neiman Marcus Group, Term Loan	4.25	10/25/20	1,103,851	[c]	928,614
Nine West Holdings, Initial Term Loan	4.75	9/5/19	265,614	[c]	169,993
Nine West Holdings, Initial Term Loan	6.25	1/8/20	250,000	[c]	70,125
Pet Smart, Tranche B-1 Term Loan	4.25	3/11/22	4,319,121	[c]	4,195,637
				20,100,343
Surface Transport - 2.5%
American Commercial Lines, Term Loan	9.75	11/6/20	1,150,000	[c]	1,020,625
IBC Capital, First Lien Initial Term Loan	4.75	8/5/21	2,481,250	[c]	2,214,516

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Floating Rate Loan Interests - 82.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Surface Transport - 2.5% (continued)
Kenan Advantage, Delayed Draw Term 1 Loan	4.00	1/23/17	47,872	[c,d]	47,124
Kenan Advantage, Initial Canadian Term Loan	4.00	7/22/22	109,065	[c]	107,361
Kenan Advantage, Initial U.S. Term Loan	4.00	7/22/22	341,933	[c]	336,590
Omnitracs, First Lien Term Loan	4.75	10/29/20	2,454,977	[c]	2,361,884
OSG Bulk Ships, First Lien Term Loan	5.25	7/22/19	1,968,766	[c]	1,732,514
Scandlines, Facility B Term Loan	EUR	4.50	11/4/20	837,308	[c]	908,734
Stena International, Term Loan	4.00	2/24/21	1,734,249	[c]	1,344,043
Vouvray US Finance, First Lien Initial Term Loan	5.00	6/25/21	987,469	[c]	963,602
11,036,993
Telecommunications - 8.1%
Asurion, Incremental Tranche B-1 Term Loan	5.00	5/24/19	2,633,984	[c]	2,488,575
Asurion, Incremental Tranche B-2 Term Loan	4.25	7/8/20	978,589	[c]	900,713
Asurion, Second Lien Term Loan	8.50	2/19/21	1,000,000	[c]	820,500
Asurion, Term B4-Loan	5.00	7/29/22	495,625	[c]	456,389
Avaya, Term B-6 Loan	6.50	3/31/18	472,283	[c]	320,897
Birch Communications, Term Loan	7.75	7/17/20	1,453,125	[c]	1,286,016
CommScope Inc, Term Loan	3.75	12/29/22	1,745,625	[c]	1,736,164
Communications Sales & Leasing, Term Loan	5.00	10/14/22	2,487,500	[c]	2,321,148
Consolidated Communications, Initial Term Loan	4.25	12/18/20	1,225,000	[c]	1,214,030
FairPoint Communications, Term Loan	7.50	2/14/19	3,413,612	[c]	3,328,272
Integra Telecom, Term B-1 Loan	5.25	8/14/20	2,747,736	[c]	2,600,911
IPC, First Lien Term B-1 Loan	5.50	8/6/21	1,985,000	[c]	1,836,125
Level 3 Financing, Tranche B-II 2022 Term Loan	3.50	5/31/22	2,500,000	[c]	2,471,250
Nextgen Finance, Term B Loan	5.00	5/28/21	2,659,500	[c]	2,296,026
Riverbed Technology, Term Loan	6.00	2/25/22	3,328,865	[c]	3,270,011
Sable International, Term Loan	5.50	12/2/22	907,500	[c]	883,397
Sable International, Term Loan	5.50	12/2/22	742,500	[c]	722,779
SBA Senior Finance II, Incremental Tranche B-1 Term Loan	3.25	3/24/21	2,708,750	[c]	2,666,141

Floating Rate Loan Interests - 82.8% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Telecommunications - 8.1% (continued)
Transaction Network Services, First Lien Initial Term Loan	5.00	2/15/20	136,620	[c]	134,570
Transaction Network Services, Second Lien Initial Term Loan	9.00	8/14/20	2,124,021	[c]	2,072,694
Windstream, Tranche B-5 Term Loan	3.50	8/26/19	980,000	[c]	955,990
Zayo Group, Term Loan	4.00	7/2/19	847,864	[c]	837,796
				35,620,394
Utilities - 2.1%
Calpine, Term B5 Loan	3.50	5/20/22	1,492,500	[c]	1,417,412
Calpine, Term Loan	4.00	10/30/20	980,000	[c]	946,107
Calpine, Term Loan	4.00	1/15/23	250,000	[c]	242,500
EFS Cogen Holdings, Term B Advance Loan	3.75	12/17/20	885,533	[c]	868,934
Murray Energy, Term B-2 Loan	7.50	4/9/20	2,711,133	[c]	1,122,219
Sandy Creek Energy Associates, Term Loan	5.00	11/6/20	3,620,034	[c]	1,972,919
TPF II Power, Term Loan	5.50	9/29/21	1,719,540	[c]	1,624,966
TPF II Power, Term Loan	4.75	9/30/21	977,500	[c]	984,831
				9,179,888
Total Floating Rate Loan Interests (cost $387,450,648)			365,273,945
Other Investment - 6.0%			Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $26,474,698)			26,474,698	[e]	26,474,698
Total Investments (cost $473,491,392)			100.4%	442,887,638
Liabilities, Less Cash and Receivables			(0.4%)	(1,884,291)
Net Assets			100.0%	441,003,347

a Principal amount stated in U.S. Dollars unless otherwise noted.

EUR—Euro

GBP—British Pound

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2016, these securities were valued at $37,192,208 or 8.43% of net assets.

c Variable rate security—interest rate subject to periodic change.

d Investment, or portion of investment, represents an unfunded floating note loan interest outstanding.

e Investment in affiliated money market mutual fund.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Bank Loans	82.8
Asset-Backed	6.7
Money Market Investment	6.0
Corporate Bonds	4.9
100.4

† Based on net assets.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

February 29, 2016 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	447,016,694	416,412,940
Affiliated issuers	26,474,698	26,474,698
Cash		595,284
Cash denominated in foreign currency	163,180	161,780
Receivable for investment securities sold		8,487,136
Interest receivable		3,204,352
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		501,238
Receivable for shares of Common Stock subscribed		85,583
Prepaid expenses		44,640
		455,967,651
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		253,477
Payable for investment securities purchased		13,904,841
Payable for shares of Common Stock redeemed		674,390
Accrued expenses		131,596
		14,964,304
Net Assets ($)		441,003,347
Composition of Net Assets ($):
Paid-in capital		488,028,889
Accumulated undistributed investment income—net		2,088,125
Accumulated net realized gain (loss) on investments		(19,150,451)
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		(29,963,216)
Net Assets ($)		441,003,347

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	6,609,482	1,812,478	9,083,712	423,497,675
Shares Outstanding	575,722	158,085	792,225	36,965,848
Net Asset Value Per Share ($)	11.48	11.47	11.47	11.46

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended February 29, 2016 (Unaudited)

Investment Income ($):
Income:
Interest	12,119,269
Dividends from affiliated issuers	28,880
Total Income	12,148,149
Expenses:
Management fee—Note 3(a)	1,554,578
Professional fees	37,458
Registration fees	28,229
Directors’ fees and expenses—Note 3(d)	16,574
Shareholder servicing costs—Note 3(c)	14,789
Prospectus and shareholders’ reports	11,363
Custodian fees—Note 3(c)	10,106
Distribution fees—Note 3(b)	4,673
Loan commitment fees—Note 2	3,963
Miscellaneous	134,924
Total Expenses	1,816,657
Less—reduction in expenses due to undertaking—Note 3(a)	(155)
Less—reduction in fees due to earnings credits—Note 3(c)	(18)
Net Expenses	1,816,484
Investment Income—Net	10,331,665
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(13,121,774)
Net realized gain (loss) on forward foreign currency exchange contracts	(296,424)
Net Realized Gain (Loss)	(13,418,198)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(19,662,936)
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	935,060
Net Unrealized Appreciation (Depreciation)	(18,727,876)
Net Realized and Unrealized Gain (Loss) on Investments	(32,146,074)
Net (Decrease) in Net Assets Resulting from Operations	(21,814,409)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015
Operations ($):
Investment income—net	10,331,665	21,429,372
Net realized gain (loss) on investments	(13,418,198)	(3,207,416)
Net unrealized appreciation (depreciation) on investments	(18,727,876)	(10,840,563)
Net Increase (Decrease) in Net Assets Resulting from Operations	(21,814,409)	7,381,393
Dividends to Shareholders from ($):
Investment income—net:
Class A	(162,988)	(214,378)
Class C	(21,046)	(20,921)
Class I	(219,777)	(607,464)
Class Y	(10,900,126)	(21,015,497)
Net realized gain on investments:
Class A	-	(5,117)
Class C	-	(641)
Class I	-	(22,264)
Class Y	-	(647,488)
Total Dividends	(11,303,937)	(22,533,770)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	540,677	5,039,579
Class C	1,660,408	730,370
Class I	3,223,005	51,461,427
Class Y	57,389,985	154,500,817
Dividends reinvested:
Class A	156,180	205,528
Class C	19,350	18,251
Class I	107,288	218,661
Class Y	4,422,958	8,458,213
Cost of shares redeemed:
Class A	(1,393,411)	(1,648,118)
Class C	(582,826)	(403,349)
Class I	(3,771,408)	(48,022,786)
Class Y	(97,163,363)	(177,642,154)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(35,391,157)	(7,083,561)
Total Increase (Decrease) in Net Assets	(68,509,503)	(22,235,938)
Net Assets ($):
Beginning of Period	509,512,850	531,748,788
End of Period	441,003,347	509,512,850
Undistributed investment income—net	2,088,125	3,060,397

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015
Capital Share Transactions (Shares):
Class A
Shares sold	45,435	403,936
Shares issued for dividends reinvested	13,077	16,524
Shares redeemed	(119,251)	(132,370)
Net Increase (Decrease) in Shares Outstanding	(60,739)	288,090
Class C
Shares sold	140,741	58,811
Shares issued for dividends reinvested	1,633	1,468
Shares redeemed	(49,699)	(32,450)
Net Increase (Decrease) in Shares Outstanding	92,675	27,829
Class Ia
Shares sold	272,125	4,124,538
Shares issued for dividends reinvested	9,004	17,607
Shares redeemed	(318,265)	(3,857,449)
Net Increase (Decrease) in Shares Outstanding	(37,136)	284,696
Class Ya
Shares sold	4,819,272	12,436,195
Shares issued for dividends reinvested	371,125	681,216
Shares redeemed	(8,200,990)	(14,327,218)
Net Increase (Decrease) in Shares Outstanding	(3,010,593)	(1,209,807)

[a] During the period ended February 29, 2016, 48,064 Class I shares representing $582,726 were exchanged for 48,104 Class Y shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	February 29, 2016	Year Ended August 31,
Class A Shares	(Unaudited)	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.29	12.64	12.50
Investment Operations:
Investment income—net [b]	.24	.48	.38
Net realized and unrealized gain (loss) on investments	(.79)	(.33)	.05
Total from Investment Operations	(.55)	.15	.43
Distributions:
Dividends from investment income—net	(.26)	(.48)	(.29)
Dividends from net realized gain on investments	-	(.02)	-
Total Distributions	(.26)	(.50)	(.29)
Net asset value, end of period	11.48	12.29	12.64
Total Return (%)[c]	(4.58)[d]	1.28	3.39[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.03[e]	1.04	1.13[e]
Ratio of net expenses to average net assets	1.03[e]	1.04	1.03[e]
Ratio of net investment income to average net assets	4.05[e]	3.88	3.17[e]
Portfolio Turnover Rate	17.36[d]	76.63	51.30[d]
Net Assets, end of period ($ x 1,000)	6,609	7,824	4,402

a From September 27, 2013 (commencement of operations) to August 31, 2014.

b Based on average shares outstanding.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	February 29, 2016	Year Ended August 31,
Class C Shares	(Unaudited)	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.28	12.63	12.50
Investment Operations:
Investment income—net[b]	.19	.39	.28
Net realized and unrealized gain (loss) on investments	(.79)	(.33)	.06
Total from Investment Operations	(.60)	.06	.34
Distributions:
Dividends from investment income—net	(.21)	(.39)	(.21)
Dividends from net realized gain on investments	-	(.02)	-
Total Distributions	(.21)	(.41)	(.21)
Net asset value, end of period	11.47	12.28	12.63
Total Return (%)[c]	(5.01)[d]	.47	2.73[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.82[e]	1.84	1.98[e]
Ratio of net expenses to average net assets	1.80[e]	1.80	1.80[e]
Ratio of net investment income to average net assets	3.28[e]	3.11	2.40[e]
Portfolio Turnover Rate	17.36[d]	76.63	51.30[d]
Net Assets, end of period ($ x 1,000)	1,812	803	475

a From September 27, 2013 (commencement of operations) to August 31, 2014.

b Based on average shares outstanding.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

	Six Months Ended
	February 29, 2016	Year Ended August 31,
Class I Shares	(Unaudited)	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.28	12.62	12.50
Investment Operations:
Investment income—net[b]	.25	.56	.43
Net realized and unrealized gain (loss) on investments	(.79)	(.36)	.01
Total from Investment Operations	(.54)	.20	.44
Distributions:
Dividends from investment income—net	(.27)	(.52)	(.32)
Dividends from net realized gain on investments	-	(.02)	-
Total Distributions	(.27)	(.54)	(.32)
Net asset value, end of period	11.47	12.28	12.62
Total Return (%)	(4.43)[c]	1.58	3.59[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.79[d]	.77	.85[d]
Ratio of net expenses to average net assets	.79[d]	.77	.79[d]
Ratio of net investment income to average net assets	4.29[d]	4.19	3.40[d]
Portfolio Turnover Rate	17.36[c]	76.63	51.30[c]
Net Assets, end of period ($ x 1,000)	9,084	10,187	6,876

a From September 27, 2013 (commencement of operations) to August 31, 2014.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	February 29, 2016	Year Ended August 31,
Class Y Shares	(Unaudited)	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.27	12.63	12.50
Investment Operations:
Investment income—net[b]	.26	.51	.36
Net realized and unrealized gain (loss) on investments	(.79)	(.32)	.09
Total from Investment Operations	(.53)	(.19)	.45
Distributions:
Dividends from investment income—net	(.28)	(.53)	(.32)
Dividends from net realized gain on investments	-	(.02)	-
Total Distributions	(.28)	(.55)	(.32)
Net asset value, end of period	11.46	12.27	12.63
Total Return (%)	(4.40)[c]	1.56	3.59[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75[d]	.75	.86[d]
Ratio of net expenses to average net assets	.75[d]	.75	.79[d]
Ratio of net investment income to average net assets	4.33[d]	4.14	3.41[d]
Portfolio Turnover Rate	17.36[c]	76.63	51.30[c]
Net Assets, end of period ($ x 1,000)	423,498	490,699	519,996

a  From September 27, 2013 (commencement of operations) to August 31, 2014.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Floating Rate Income Fund (the “fund”) is a separate non-diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund’s investment objective is to seek high current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Alcentra NY, LLC (“Alcentra”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of February 29, 2016, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 8,000 Class C shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, floating rate loan interests and other securities, excluding short-term investments (other than U.S. Treasury Bills), and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of February 29, 2016 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Collateralized Loan Obligations	-	29,647,354	-	29,647,354
Corporate Bonds†	-	21,491,643	-	21,491,643
Floating Rate Loan Interests†	-	365,273,943	-	365,273,943
Mutual Funds	26,474,698	-	-	26,474,698
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	501,238	-	501,238

† See Statement of Investments for additional detailed categorizations.

†† Amount shown represents unrealized appreciation at period end.

At February 29, 2016, there were no transfers between levels of the fair value hierarchy.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Floating Rate Loan Interests ($)
Balance as of 8/31/2015	5,457,394
Realized gain (loss)	(490,050)
Change in unrealized apprecition (depreciation)	(181,497)
Purchases / issuances	-
Sales / dispositions	(1,748,405)
Transfers into Level 3	-
Transfers out of Level 3	(3,037,442)
Balance as of 2/29/2016	-
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to investments still held at 2/29/2016	(181,497)

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

in affiliated investment companies during the period ended February 29, 2016 were as follows:

Affiliated Investment Company	Value 8/31/2015 ($)	Purchases ($)	Sales ($)	Value 2/29/2016 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	41,485,102	77,527,753	92,538,157	26,474,698	6.0

(e) Risk: The fund invests in floating rate loan interests. The floating rate loans in which the fund invests typically are below investment grade securities, and inherently speculative. In the event of the bankruptcy of a borrower, the fund could experience delays or limitations imposed by insolvency laws with respect to its ability to realize the benefits of any collateral securing the borrower’s loan.

The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid on a monthly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On February 29, 2016, the Board declared a cash dividend of $.038, $.032, $.041 and $.041 per share from undistributed investment income-net for Class A, Class C, Class I and Class Y shares, respectively, payable on March 1, 2016 (ex-dividend date), to shareholders of record as of the close of business on February 29, 2016.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 29, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended February 29, 2016, the fund did not incur any interest or penalties.

Each tax year in the two-year period ended August 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2015 was as follows: ordinary income $21,862,170 and long-term capital gains $671,600. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $555 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million and prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended February 29, 2016, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .65% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from September 1, 2015 through January 1, 2017, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

commissions, commitment fees on borrowings and extraordinary expenses) exceed .80% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $155 during the period ended February 29, 2016.

Pursuant to a sub-investment advisory agreement between Dreyfus and Alcentra, Alcentra serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. Dreyfus pays the sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

During the period ended February 29, 2016, the Distributor retained $263 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended February 29, 2016, Class C shares were charged $4,673 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service

Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 29, 2016, Class A and Class C shares were charged $9,375 and $1,558, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended February 29, 2016, the fund was charged $1,539 for transfer agency services and $79 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $18.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended February 29, 2016, the fund was charged $10,106 pursuant to the custody agreement.

During the period ended February 29, 2016, the fund was charged $5,294 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $228,381, Distribution Plan fees $1,034, Shareholder Services Plan fees $1,687, custodian fees $17,559, Chief Compliance Officer fees $4,412 and transfer agency fees $540, which are offset against an expense reimbursement currently in effect in the amount of $136.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and forward contracts, during the period ended February 29, 2016, amounted to $78,415,515 and $112,819,055, respectively.

Floating Rate Loan Interests: Floating rate instruments are loans and other securities with interest rates that adjust or “float” periodically. Floating rate loans are made by banks and other financial institutions to their corporate clients. The rates of interest on the loans adjust periodically by reference to a base lending rate, such as the London Interbank Offered Rate (“LIBOR”) plus a premium or credit spread. Floating rate loans reset on periodic set dates, typically 30 to 90 days, but not to exceed one year. The fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

The fund may enter into certain credit agreements all or a portion of which may be unfunded. The fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Statement of Investments. At February 29, 2016, the fund had sufficient cash and/or securities to cover these commitments.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter ("OTC") derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended February 29, 2016 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open forward contracts at February 29, 2016:

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Proceeds ($)	Value ($)	Unrealized Appreciation ($)
Sales:
Credit Suisse International
British Pound,
Expiring
3/16/2016	1,282,000	1,860,631	1,784,450	76,181
Euro,
Expiring
3/16/2016	10,465,000	11,814,985	11,389,928	425,057
Gross Unrealized Appreciation				501,238

The following summarizes the average market value of derivatives outstanding during the period ended February 29, 2016:

Average Market Value ($)
Forward contracts	16,417,913

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At February 29, 2016, accumulated net unrealized depreciation on investments was $30,603,754, consisting of $255,461 gross unrealized appreciation and $30,859,215 gross unrealized depreciation.

At February 29, 2016, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on February 24-25, 2016, the Board considered the renewal of the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Alcentra NY, LLC (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Subadviser.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”)

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2015, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. Noting that the fund launched in September 2013, the Board discussed the results of the comparisons and noted that the fund’s total return performance was below and at the Performance Group median for the one- and two-year periods, respectively, and above the Performance Universe median for the one- and two-year periods. The Board also noted that the fund’s yield performance was below the Performance Group and Performance Universe medians for the one-year period ended December 31, 2014 but above the Performance Group and Performance Universe medians for the one-year period ended December 31, 2015. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expense ratio was below the Expense Group and Expense Universe medians.

Dreyfus representatives noted that Dreyfus has contractually agreed, until January 1, 2017, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .80% of the fund’s average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Subadviser and Dreyfus. The Board also noted the Subadviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus and the Subadviser, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Subadviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s relative performance.

• The Board concluded that the fees paid to Dreyfus and the Subadviser were reasonable in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Subadviser, of the fund and the services provided to the fund by Dreyfus and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreements.

For More Information

Dreyfus Floating Rate Income Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Alcentra NY, LLC
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbol:	Class A: DFLAX Class C: DFLCX Class I: DFLIX Class Y: DFLYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 6240SA0216

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

                  Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus/Laurel Funds, Inc.

By:       _/s/ Bradley J. Skapyak__

            Bradley J. Skapyak,

            President

Date:    April 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       _/s/ Bradley J. Skapyak__

            Bradley J. Skapyak,

            President

Date:    April 25, 2016

By:       /s/ James Windels

            James Windels,

            Treasurer

Date:    April 25, 2016

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)